UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2016

Aéropostale, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31314 (Commission File Number)	31-1443880 (IRS Employer Identification No.)
112 West 34th Street, 22nd Floor, New York, New York 10120
(Address of principal executive offices, including Zip Code)

(646) 485-5410
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 21, 2016, Aéropostale, Inc. (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that due to “abnormally low” trading price levels, pursuant to Section 802.01D of the NYSE’s Listed Company Manual, the NYSE has determined to commence proceedings to delist its common stock. Trading in the Company’s common stock was suspended on April 21, 2016.

The NYSE will apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock upon completion of all applicable procedures, including any appeal by the Company of the decision. The Company does not intend to appeal the determination and, therefore, it is expected the Company’s common stock will be delisted from the NYSE.

The Company expects that trading of its common stock will commence on April 22, 2016 the on the OTCQX® Best Market, under the symbol “AROP”.

The transition to the OTCQX market does not affect the Company’s business operations and does not change its public reporting requirements with the US Securities and Exchange Commission.

SPECIAL NOTE: THIS PRESS RELEASE AND ORAL STATEMENTS MADE FROM TIME TO TIME BY REPRESENTATIVES OF THE COMPANY CONTAIN CERTAIN "FORWARD-LOOKING STATEMENTS" MADE IN RELIANCE UPON THE SAFE HARBOR PROVISIONS OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, CONCERNING THE COMPANY'S BUSINESS AND EARNINGS. BECAUSE SUCH STATEMENTS INCLUDE RISKS, UNCERTAINTIES AND CONTINGENCIES, ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO MATERIALLY DIFFER INCLUDE, CHANGES IN THE COMPETITIVE MARKETPLACE, INCLUDING THE INTRODUCTION OF NEW PRODUCTS OR PRICING CHANGES BY THE COMPANY'S COMPETITORS; CHANGES IN THE ECONOMY AND OTHER EVENTS LEADING TO A REDUCTION IN DISCRETIONARY CONSUMER SPENDING; SEASONALITY; RISKS ASSOCIATED WITH CHANGES IN SOCIAL, POLITICAL, ECONOMIC AND OTHER CONDITIONS AND THE POSSIBLE ADVERSE IMPACT OF CHANGES IN IMPORT RESTRICTIONS; RISKS ASSOCIATED WITH UNCERTAINTY RELATING TO THE COMPANY'S ABILITY TO IMPLEMENT ITS STRATEGIES; UNCERTAINTY ASSOCIATED WITH BEING ABLE TO IDENTIFY, EVALUATE AND COMPLETE ANY STRATEGIC OR FINANCIAL ALTERNATIVE AS WELL AS THE COMPANY'S ABILITY TO IMPLEMENT AND REALIZE ANY ANTICIPATED BENEFITS ASSOCIATED WITH ANY ALTERNATIVE THAT MAY BE PURSUED; THE TERMS, TIMING AND EXECUTION OF ANY TRANSACTION OR RESTRUCTURING RESULTING FORM THE COMPANY’S REVIEW OF STRATEGIC ALTERNATIVES; RISKS ASSOCIATED WITH THE IMPACT OF THE FAILURE OF A KEY VENDOR TO DELIVER MERCHANDISE IN ACCORDANCE WITH OUR CONTEMPLATED ARRANGEMENT OR TO OBTAIN ALTERNATIVE SOURCING IN A TIMELY MANNER; RISKS ASSOCIATED WITH ANY DEFAULT UNDER OUR DEBT AGREEMENTS; RISKS ASSOCIATED WITH OUR ABILITY OT MAKE PAYMENTS ON AND TO REPAY OR REFINANCEOUR DEBT OR GENERATE SUFFICIENT CASH; RISKS ASSOCATED WITH THE INABILITY TO ACCESS SUFFICIENT LIQUIDITY; THE COMPLETION AND FILING OF THE ANNUAL REPORT ON FORM 10-K, AS WELL AS THE OTHER RISK FACTORS SET FORTH IN THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES.

ITEM 9.01	Financial Statements and Exhibits.
(d)	Exhibits

	99.1	Press release, dated April 22, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2016

AÉROPOSTALE, INC.

/s/ Marc G. Schuback
Name: Marc G. Schuback
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit
99.1	Press release, dated April 22, 2016